UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Apartment Investment and Management Company
(Name of Registrant as Specified In Its Charter)

LAND & BUILDINGS CAPITAL GROWTH FUND, LP

LAND & BUILDINGS GP LP

L&B OPPORTUNITY FUND, LLC

L&B TOTAL RETURN FUND LLC

L&B MEGATREND FUND

L&B Secular Growth

LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC

JONATHAN LITT

COREY LORINSKY

Michelle Applebaum

James P. Sullivan

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2022 ANNUAL MEETING OF STOCKHOLDERS
OF
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
_________________________

PROXY STATEMENT
OF
Land & buildings capital growth fund, lp
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY

Land & Buildings Capital Growth Fund, LP (“L&B Capital”), L&B Opportunity Fund, LLC (“L&B Opportunity”), Land & Buildings GP LP (“L&B GP”), L&B Total Return Fund LLC (“L&B Total Return”), L&B Megatrend Fund (“L&B Megatrend”), L&B Secular Growth (“L&B Secular”), Land & Buildings Investment Management, LLC (“L&B Management”), Jonathan Litt and Corey Lorinsky (collectively, “Land & Buildings” or “we”) are investors in Apartment Investment and Management Company, a Maryland corporation (“Aimco”, “AIV” or the “Company”), which beneficially own an aggregate of 7,341,223 shares of Class A Common Stock (the “Common Stock”) of the Company, representing approximately 4.8% of the outstanding shares of Common Stock, and certain of such parties have also entered into certain notional principal amount derivative agreements in the form of cash settled swaps with respect to an aggregate of 4,281,061 shares of Common Stock, giving Land & Buildings a collective aggregate economic interest in approximately 7.6% of the outstanding shares of Common Stock. We believe that the current Board of Directors of the Company (the “Board”) requires the addition of new independent directors who have strong, relevant backgrounds and who are committed to maximizing stockholder value. We are seeking your support at the annual meeting of stockholders scheduled to be held at 9:00 a.m., Mountain Time, on December 16, 2022, at 4582 South Ulster Street, Suite 1450, Denver, Colorado 80237 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”), for the following:

1.

To elect our two director nominees, Michelle Applebaum and James P. Sullivan (each, a “Land & Buildings Nominee” and, together, the “Land & Buildings Nominees”), for a term of two years each, to serve until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and until their successors are duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP, to serve as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022;
3.	To conduct an advisory vote on executive compensation; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

This Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to stockholders on or about October 20, 2022.

The Company has a classified Board, which is currently divided into three classes. The terms of three Class II directors expire at the Annual Meeting. Through the attached Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only the two Land & Buildings Nominees, but also one of the Company’s nominees whose election we do not oppose, Jay Paul Leupp (the “Unopposed Company Nominee”). Land & Buildings and Aimco will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to three nominees on Land & Buildings’ enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Land & Buildings Nominees will have the legal effect of replacing two incumbent directors. If elected, the Land & Buildings Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to position Aimco to maximize stockholder value. However, the Land & Buildings Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to do so. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Land & Buildings Nominees are elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Stockholders are permitted to vote for less than three nominees or for any combination (up to three total) of the Land & Buildings Nominees and the Company’s nominees on the BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominee, who we believe is sufficiently qualified to serve as a director, to help achieve a Board composition that we believe is in the best interest of all stockholders. We believe the best opportunity for both of the Land & Buildings Nominees to be elected is by voting on the BLUE universal proxy card. Land & Buildings therefore urges stockholders using our BLUE universal proxy card to vote “FOR” both of the Land & Buildings Nominees and “FOR” the Unopposed Company Nominee. IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on October 26, 2022 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of October 6, 2022, there were 152,064,521 shares of Common Stock outstanding. In addition, the Company has disclosed that it expects to provide updated figures as of the Record Date once available. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission (the “SEC”). The mailing address of the principal executive offices of the Company is 4582 South Ulster Street, Suite 1450, Denver, Colorado 80237.

As of the date hereof, the members of Land & Buildings and the other Participants (as defined below) in this solicitation collectively own an aggregate of 7,346,723 shares of Common Stock (the “Land & Buildings Group Shares”). The Participants intend to vote the Land & Buildings Group Shares “FOR” the Land & Buildings Nominees and the Unopposed Company Nominee, “FOR” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year, and “AGAINST” the non-binding advisory resolution on the compensation of the Company’s named executive officers.

We urge you to carefully consider the information contained in the Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today.

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THIS SOLICITATION IS BEING MADE BY LAND & BUILDINGS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. LAND & BUILDINGS IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH LAND & BUILDINGS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

LAND & BUILDINGS URGES YOU TO VOTE “FOR” THE LAND & BUILDINGS NOMINEES BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY. PLEASE SIGN, DATE AND RETURN THE BLUE UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE LAND & BUILDINGS NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—
This Proxy Statement and our BLUE universal proxy card are available at

www.aimhighaiv.com

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE universal proxy card today to vote FOR the election of the Land & Buildings Nominees and in accordance with Land & Buildings’ recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it to Land & Buildings c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker. As a beneficial owner, if you wish to vote, you must instruct your broker how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

As Land & Buildings is using a “universal” proxy card containing both of the Land & Buildings Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. Land & Buildings strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from Aimco. Even if you return the white management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Land and Buildings’ proxy materials,

please contact Saratoga at the phone numbers listed below.

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders call toll free at (888) 368-0379
Email: info@saratogaproxy.com

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BACKGROUND OF THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•	On September 14, 2020, the Company announced its plan to separate its business into two, separate and distinct, publicly traded companies, Apartment Income REIT Corp. (“AIRC”) and Aimco, through a taxable reverse spin-off (the “Spin-Off” or the “Spin”).
•	Following the announced Spin-Off, Land & Buildings’ Jonathan Litt and Corey Lorinsky engaged in various communications with the Company’s pre-Spin management team (“Pre-Spin Management”) and pre-Spin Board of Directors (the “Pre-Spin Board”) to express Land & Buildings’ concerns with the proposed Spin, including its belief that the transaction was not the best way to maximize value for all stockholders. Land & Buildings called on the Pre-Spin Board to put the proposed Spin-Off to a stockholder vote so that Aimco stockholders would have the opportunity to have their voices heard on such a material transaction, which was expected to close prior to the Company’s 2021 Annual Meeting of Stockholders. Land & Buildings also called on the Pre-Spin Board to explain to stockholders whether it truly explored all available strategies to maximize value, including a sale of the Company.
•	Given the Company’s lack of commitment to put the Spin to a vote, on September 29, 2020, Land & Buildings filed a preliminary solicitation statement with the SEC seeking to call a special meeting of stockholders to hold an advisory vote on the Spin-Off (the “Special Meeting”). Land & Buildings and Aimco thereafter engaged in various communications regarding the Special Meeting, namely with respect to the record date for determining stockholders entitled to submit a written request to call the Special Meeting (the “Special Meeting Record Date”), which Land & Buildings had requested that Aimco promptly set.
•	On October 6, 2020, the Company delivered a letter to Land & Buildings stating that the Pre-Spin Board set November 4, 2020 as the Special Meeting Record Date.
•	Land & Buildings thereafter filed revised preliminary solicitation materials with the SEC and on October 16, 2020, filed its definitive solicitation statement to call the Special Meeting.
•	Following the filing of its definitive solicitation statement, Land & Buildings issued various public communications to Aimco stockholders urging them to join its efforts to call the Special Meeting and allow stockholders’ voices to be heard on the future of Aimco. Land & Buildings also expressed its belief that the Spin would not close the Company’s substantial discount to stated NAV and that all options for maximizing stockholder value needed to be considered. Land & Buildings also called out Aimco for delaying the Special Meeting Record Date – 36 days after the filing of Land & Buildings’ preliminary proxy materials for the Special Meeting – which Land & Buildings viewed as a desperate attempt to evade an advisory vote on the Spin and prevent stockholder voices from being heard. Land & Buildings thereafter received the support of both leading proxy advisory firms, Institutional Shareholder Services Inc. and Glass, Lewis & Co., LLC, recommending that Aimco stockholders support its efforts to call the Special Meeting.
•

On November 12, 2020, Land & Buildings delivered written requests from the holders of more than 43% of the Company’s then outstanding shares of Common Stock to call the Special Meeting, which satisfied the prerequisite level (i.e. 25%) required under Aimco’s Amended and Restated Bylaws (the “Bylaws”) at such time. Following delivery of the requisite written consents to call the Special Meeting, Land & Buildings called on Aimco to hold the Special Meeting without delay.

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•

On November 19, 2020, Aimco delivered a letter to Land & Buildings stating that, under the Bylaws, Land & Buildings was required to pay certain costs of preparing and mailing a notice of the Special Meeting before Aimco was required to call the Special Meeting. However, in that same letter, the Company effectively conveyed that it would not be holding the Special Meeting, stating that it planned to consummate the Spin “shortly” and that the Special Meeting was “unlikely to occur prior to the consummation of the separation due to documentation preparation time, SEC review and the notice requirements of the securities laws and NYSE requirements.” Land & Buildings thereafter publicized its grave concerns with the Company’s determination to evade a clear stockholder mandate and called on Aimco to allow the Special Meeting to take place prior to the Spin-Off per the will of Aimco stockholders.

•	On December 15, 2020, the Spin-Off was completed without the Special Meeting being called or held.
•	Following the Spin-Off, Land & Buildings continued to monitor the Company, particularly given its serious governance concerns, including with respect to the Pre-Spin Board’s decision to classify the new Board post-Spin.
•	On August 3, 2022, Mr. Litt reached out to Aimco’s CEO, Wes Powell, requesting a time to speak. Mr. Powell and Mr. Litt had a telephone conversation that same day, during which Mr. Litt noted, among other things, that Land & Buildings is a stockholder of Aimco and asked about the Company’s recent public announcements. Mr. Litt also requested a subsequent call with management after the Company’s upcoming earnings release.
•	On August 5, 2022, Messrs. Litt and Lorinsky had a video conference call with Mr. Powell, Lynn Stanfield, CFO, Jennifer Johnson, General Counsel, and Matt Foster, Head of Investor Relations, to further discuss the Company. Messrs. Litt and Lorinsky discussed, among other things, their desire to work constructively with Aimco to help increase its trading price relative to NAV.
•	During the course of August 2022, representatives of Aimco contacted Land & Buildings to schedule a follow-up meeting.
•	On September 6, 2022, Messrs. Litt and Lorinsky had a video conference call with Mr. Powell, Ms. Stanfield, Ms. Johnson, and Mr. Foster to discuss, among other things, Land & Buildings’ questions regarding Aimco’s business. Messrs. Litt and Lorinsky further discussed their views on how the Company could improve its trading price.
•	On September 9, 2022, L&B Capital delivered a letter to Aimco notifying the Company of its intent to nominate three highly-qualified individuals for election at the Annual Meeting.
•	On September 12, 2022, Land & Buildings delivered a letter to the Board, pursuant to which, among other things, Land & Buildings expressed its concerns regarding Aimco’s troubling track record, including various actions relating to the Spin and poor governance practices. Land & Buildings also highlighted that the Company continues to trade at a substantially deeper discount to NAV before the Spin and expressed its belief that a reconstituted Board, along with certain other improvements and changes, is required in order to enhance Aimco’s governance and put the Company on a better path forward. Land & Buildings also reiterated its desire to work amicably with the Company.
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•	On September 14, 2022, Aimco reached out to Land & Buildings to set up a meeting with certain members of the Board.
•	On September 20, 2022, Messrs. Litt and Lorinsky had a video conference call with certain members of the Board, Patricia Gibson and Jay Leupp, along with Mr. Powell, Ms. Johnson, and Mr. Foster, to discuss, among other things, the concerns and recommendations outlined by Land & Buildings in its September 12th letter to the Board.
•	On September 28, 2022, Mr. Litt received an email from Mr. Powell noting, among other things, that the timing of the Annual Meeting compelled Aimco to file its preliminary proxy materials. Shortly thereafter, the Company filed its preliminary proxy statement for the Annual Meeting.
•	On September 30, 2022, Land & Buildings delivered a letter to the Company notifying it of Land & Buildings’ withdrawal of one of its three nominees for election at the Annual Meeting.
•	Also on September 30, 2022, Land & Buildings filed a preliminary proxy statement for the Annual Meeting.
•	On October 12, 2022, the Company filed its definitive proxy statement for the Annual Meeting.
•	On October 14, 2022, Land & Buildings filed a revised preliminary proxy statement for the Annual Meeting.
•	On October 20, 2022, Land & Buildings filed this definitive proxy statement for the Annual Meeting.
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REASONS FOR THE SOLICITATION

Land & Buildings has conducted extensive due diligence on the Company, having monitored Aimco for decades. In doing so, we have carefully analyzed the Company’s operating and financial performance as well as the competitive landscape in the real estate investment trust (“REIT”) industry in which it operates.

Despite our sincere efforts to engage constructively with the Company’s board of directors and management team, both pre and post-Spin, regarding our concerns and the opportunities that we believe are available to drive value, Aimco has been unwilling to address the level of change that we believe is required to put the Company on a better path forward to maximize value for all stockholders.

We are therefore soliciting your support to elect the Land & Buildings Nominees at the Annual Meeting, who we believe will collectively bring relevant industry, leadership, financial, and corporate governance experience and expertise into the boardroom to help instill accountability and drive improved performance and governance.

We Believe Aimco Has a Troubling History of Underperformance and Poor Corporate Governance Practices

Prior to the Spin, AIV had a long track record of disappointing stockholder returns, slow earnings growth, and trading below its apartment REIT peers and below the value of its real estate. In our view, this historical underperformance and discounted valuation resulted from decades of poor capital allocation, a lack of strategic vision and inferior corporate governance. Unfortunately, the Company continues to trade at a substantial discount to NAV, which we believe is in large part due to AIV’s prior poor track record, continued poor corporate governance practices and lack of outreach with the investment community, among others.

Against this backdrop, the December 2020 Spin-Off looks more like a thinly veiled attempt by Pre-Spin Management and the Pre-Spin Board to brush this decades-long track record of failure under the rug, rather than a move taken to address any fundamental issues challenging the Company, in our view. The lack of a compelling rationale for the Spin-Off was reinforced by the immediate negative reaction from the market, with AIV shares trading as low as $4.52 in the days following the announced Spin.1

We also believe stockholder concern regarding the Spin was evidenced by the support we received from approximately 47% of Aimco stockholders to call the Special Meeting to hold an advisory vote on the Spin. Our efforts to allow stockholders’ voices to be heard on such a material transaction governing the future of the Company were also supported by leading proxy voting advisory firms Institutional Shareholder Services Inc. and Glass, Lewis & Co., LLC. Despite the clear support to hold the Special Meeting, the Company ignored the will of stockholders and effectuated the Spin before holding the Special Meeting.

Now, in the two years since the announcement of the Spin, the issues that have historically plagued Aimco have only been magnified, including:

•	In a seeming attempt to further entrench itself in the face of public pressure, the Pre-Spin Board put in place a classified structure designed to suppress stockholder rights;
•	The Annual Meeting was delayed to December from its historical timing in April;
•	The Company has continued to trade at a substantially deeper discount to NAV than before the Spin-Off; and
•	There is no analyst coverage, earnings conference calls, earnings guidance, or concerted investor outreach program.

1 While AIRC’s share price following the announced Spin did not have the same precipitous drop as AIV shares did directly following such Spin, AIRC has subsequently underperformed its proxy apartment peers by -21%, -20% and -15% in the first year following the Spin, from the time of the Spin until April 30, 2022, and from the time of the Spin until September 30, 2022, respectively.

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The Status Quo Will Not Suffice – We Believe Change is Clearly Required

We believe change is clearly and urgently required at the Company, which is why we have nominated two highly qualified candidates for election to the Board at the Annual Meeting.

In addition to reconstituting the Board, it appears to us that in order to overcome the aforementioned obstacles and put the Company on a better path forward, AIV needs a herculean effort to earn a cost of capital from stockholders where its business plan and external growth ambitions are feasible and likely to create stockholder value. We believe the Company has badly missed the mark here, preferring to stay nearly invisible to the investment community and existing as an orphan REIT with a distressed valuation for the better part of two years. We caution the Board not to be fooled by the recent run-up in Aimco’s stock price. Opportunistic value investors have bought large portions of the Company in hopes of seeing a path to realizing the substantial value trapped in the shares, not as a validation of the business plan or of the performance of the management team and Board, in our view.

We believe and recommended to the Board that the Company immediately take the following steps to materially enhance corporate governance and begin earning the trust of stockholders, including, among others:

•	Immediately de-stagger the Board rather than waiting until the Company’s 2024 Annual Meeting to fully de-stagger the Board;
•	Refresh the Board with independent, stockholder-minded directors who have real credibility with the investment community;
•	Move the annual meeting back to the Spring, consistent with best practices and its historical precedent; and
•	Improve various other aspects of AIV’s troubling corporate governance, including by removing any supermajority vote requirements from the Company’s governing documents, permitting stockholders to act by written consent (other than by unanimous written consent), and lowering the ownership threshold required for stockholders to call a special meeting to 10%.

We truly believe that improving the Company’s governance profile to be in line with best-in-class governance practices will not only foster an improved boardroom culture but will enhance accountability and drive improved performance.

Our sincere desire has been, and continues to be, to work constructively with the Company to help right the ship, materially improve the Company’s corporate governance and drive value for the benefit of all stockholders. We initially held out hope that history would not simply repeat itself and there would be better faith engagement than we experienced from the Pre-Spin Board in 2020. Unfortunately, since our private nomination of director candidates, there has been no clear indication that the Company has a genuine desire to truly work collaboratively and we are once again left with no choice but to take action for the benefit of all Aimco stockholders.

We Believe Our Exceptionally-Qualified Nominees Are The Right Individuals to Help Maximize Stockholder Value and Realize AIV’s True Potential

Michelle Applebaum possesses 30+ years’ experience working in capital markets and advising CEOs, has significant leadership experience working at a senior level in a large multinational company and has served as a public company director. If elected, we believe Ms. Applebaum would be ideally positioned to help Aimco improve its corporate governance and regain credibility with the investment community.

•	Has served as President of Corp Research Inc., a firm engaged in a variety of consulting and retail businesses, since November 2016.
•	Previously built one of the first “independent” equity research and corporate advisory boutiques, Michelle Applebaum Research Inc. (“MARI”).
•	Former equity analyst and Managing Director with Salomon Brothers (later Citigroup) and became ranked number one in steel equity analysis for much of her career with the firm.
•	Previously, Ms. Applebaum served as a director of Northwest Pipe Company (NASDAQ: NWPX), the largest manufacturer of engineered steel pipe water systems in North America, from September 2014 to June 2020.

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James P. Sullivan possesses extensive expertise in the real estate industry and advising REITs, as well as significant investment, leadership and boardroom experience. If elected, we believe Mr. Sullivan would be able to immediately help improve the Company’s investor outreach and capital allocation strategies.

•	Most recently spent over twenty-five years at Green Street, an investment research firm that focuses on commercial real estate, as Senior Advisor of Research and before that, as President of Green Street's Advisory Group.
•	Prior to Green Street, Mr. Sullivan worked as a real estate investment banker and construction lender at Bank of America (NYSE: BAC), and Manufacturers Hanover Trust Company.
•	Currently serves as a member of the board of directors of The James Campbell Company, a private, Hawaii-based, nationally diversified real estate company, since May 2022, where he serves as a member of the Compensation and Audit Committees.
•	Also serves as a director of Bixby Land Company, a privately owned real estate company, since 2016, where he serves as Chairman of the Compensation Committee and a member of the Audit Committee.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Company currently has a classified Board of ten (10) directors divided into three (3) classes. The directors in each class are elected for staggered terms such that the term of office of one (1) class of directors expires at each annual meeting of stockholders. Beginning at the 2024 Annual Meeting, however, the Board will no longer be classified and all directors will be elected for one year terms expiring at the next annual meeting of stockholders. We believe that the terms of three (3) Class II directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two Land & Buildings Nominees, Michelle Applebaum and James P. Sullivan, for terms ending at the 2024 Annual Meeting. Your vote to elect the Land & Buildings Nominees will have the legal effect of replacing two incumbent directors of the Company with the Land & Buildings Nominees. If elected, the Land & Buildings Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value. However, we believe the election of the Land & Buildings Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any incumbent director will serve as a director if our Land & Buildings Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect not only the two Land & Buildings Nominees, but also the Unopposed Company Nominee. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE LAND & BUILDINGS NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of the Land & Buildings Nominees. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Land & Buildings Nominees should serve as directors of the Company are also set forth below. This information has been furnished to us by the Land & Buildings Nominees. Each of the Land & Buildings Nominees is a citizen of the United States of America.

Michelle Applebaum, age 65, has served as President of Corp Research Inc., a firm engaged in a variety of consulting and retail businesses, since November 2016. Previously, Ms. Applebaum served as a Senior Advisor to Republic Partners, a middle-market investment bank focusing on clients in the industrial and logistics sectors, from September 2016 until October 2018. Prior to that, Ms. Applebaum built one of the first “independent” equity research and corporate advisory boutiques, Michelle Applebaum Research Inc. (“MARI”), and also published an industry newsletter and did industry consulting under the dba, Steel Market Intelligence (“SMI”), serving as Managing Partner, President and CEO of MARI/SMI from 2003 until November 2016. Prior to establishing MARI/SMI, she was an equity analyst and Managing Director with Salomon Brothers (later Citigroup) and became ranked number one in steel equity analysis in 1988 and retained that standing for most of the remainder of her career with the firm. Ms. Applebaum also was a part of the Management Oversight Committee for the firm’s top-rated equity research division, and sat on the Credit Committee for all steel business and on the firm’s Diversity Committee. Ms. Applebaum’s steel equity research has won many accolades and awards, including repeated top ratings from Institutional Investor Magazine and Greenwich Research Associates. Previously, Ms. Applebaum served as a director of Northwest Pipe Company (NASDAQ: NWPX), the largest manufacturer of engineered steel pipe water systems in North America, from September 2014 to June 2020. Ms. Applebaum was also previously employed by Lake Forest College as Adjunct Faculty from 2010 until 2014 and became trustee of the college in 2015. She has also been a frequent contributor to Bloomberg, WSJ, CNBC, Washington Post and other financial news outlets. Ms. Applebaum has been a National Association of Corporate Directors Board Leadership Fellow, has been profiled in Boardroom Insider magazine and is a frequent speaker at conferences regarding stockholder engagement, disclosure and other matters relevant to public companies. Ms. Applebaum holds a Bachelor of Arts degree in Economics from Northwestern University and an MBA in finance/accounting from the Kellogg School of Management at Northwestern University.

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We believe that Ms. Applebaum’s 30+ years’ experience and expertise working in capital markets and advising CEOs, as well as her significant leadership experience working at a senior level in a large multinational company, make her well-qualified to serve on the Board.

James P. Sullivan, age 61, most recently served as Senior Advisor of Research at Green Street Advisors, LLC (“Green Street”), an investment research firm that focuses on commercial real estate, from January 2020 to December 2020, after having served as President of Green Street's Advisory Group, which provided strategic advice to commercial real estate owners and investors around the globe, from 2014 to December 2019, Head of North American REIT Research from 2010 to 2014, and Managing Director/Senior REIT Analyst from 1994 to 2009. Prior to Green Street, Mr. Sullivan worked as a real estate investment banker and construction lender at Bank of America (NYSE: BAC), a multinational investment bank and financial services holding company, and Manufacturers Hanover Trust Company, a former large New York-based bank. Mr. Sullivan currently serves as a member of the board of directors of each of The James Campbell Company, a private, Hawaii-based, nationally diversified real estate company, since May 2022, where he serves as a member of the Compensation and Audit Committees, and Bixby Land Company, a privately owned real estate company, since 2016, where he serves as Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Sullivan earned an M.B.A. in Finance & Real Estate from Columbia University and a B.A. in Economics from Duke University.

We believe that Mr. Sullivan’s extensive expertise and experience in the real estate industry and advising REITs, including through his over twenty-five years’ experience at Green Street, as well as his significant investment, leadership and boardroom experience, will make him a valuable addition to the Board.

The principal business address of Ms. Applebaum is 6362 E Amber Sun Drive, Scottsdale, Arizona 85266. The principal business address of Mr. Sullivan is 34 S Peak, Laguna Niguel, California 92677.

As of the date hereof, Mr. Sullivan does not own any securities of the Company and has not entered into any transactions in the securities of the Company during the past two years.

As of the date hereof, Ms. Applebaum directly beneficially owns 5,500 shares of Common Stock. For information regarding transactions in securities of the Company during the past two years by Ms. Applebaum, please see Schedule I.

L&B Management has entered into an indemnification letter agreement with each of the Land & Buildings Nominees, pursuant to which it has agreed to indemnify each such Land & Buildings Nominee against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against any such Land & Buildings Nominee in his or her capacity or service as a director of the Company, if so elected.

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L&B Management has entered into a compensation letter agreement with each of the Land & Buildings Nominees (collectively, the “Compensation Agreements”) pursuant to which it has agreed to pay each Land & Buildings Nominee: (i) $10,000 in cash upon the submission by L&B Capital of its nomination of such Land & Buildings Nominee to the Company and (ii) $10,000 in cash upon the filing by L&B Capital or its affiliates of a definitive proxy statement with the SEC relating to the solicitation of proxies in favor of such Land & Buildings Nominee’s election as a director of the Company, provided, however, that, at L&B Management’s sole discretion, it may determine to compensate such Land & Buildings Nominee the $10,000 provided for under clause (ii) above at any date of its choosing, including prior to the filing of a definitive proxy statement. The Compensation Agreements expire on the earliest to occur of (i) the Company’s appointment or nomination of such Land & Buildings Nominee as a director of the Company, (ii) the date of any agreement with the Company in furtherance of such Land & Buildings Nominee’s nomination or appointment as a director of the Company, (iii) L&B Capital’s withdrawal of its nomination of such Land & Buildings Nominee for election as a director of the Company, and (iv) the date of the Annual Meeting. For the avoidance of doubt, such compensation is not being paid in connection with any such Land & Buildings Nominee’s capacity or service as a director of the Company, if so elected.

Other than as stated herein, there are no arrangements or understandings among the members of Land & Buildings or any other person or persons pursuant to which the nomination of the Land & Buildings Nominees described herein is to be made, other than the consent by each of the Land & Buildings Nominees to be named as a nominee of L&B Capital in any proxy statement relating to the Annual Meeting and serving as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, the Land & Buildings Nominees are not a party adverse to the Company or any of its subsidiaries nor do the Land & Buildings Nominees have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We believe that each Land & Buildings Nominee presently is, and if elected as a director of the Company, each of the Land & Buildings Nominees would qualify as, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition, including NYSE Listed Company Manual Section 303.A, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any Land & Buildings Nominee is elected, the determination of such Land & Buildings Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Land & Buildings Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Land & Buildings Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Land & Buildings Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Land & Buildings Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Land & Buildings Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Land & Buildings Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Land & Buildings Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Land & Buildings Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Land & Buildings Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Land & Buildings Nominee or any of his or her associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Land & Buildings Nominee or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Land & Buildings Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Land & Buildings Nominee holds any positions or offices with the Company; (xiii) no Land & Buildings Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Land & Buildings Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Land & Buildings Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Land & Buildings Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

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We do not expect that the Land & Buildings Nominees will be unable to stand for election, but, in the event any Land & Buildings Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Land & Buildings Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

Land & Buildings and Aimco will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the Land & Buildings Nominees has consented to being named as a nominee for election as a director of the Company in any proxy statement relating to the Annual Meeting. Stockholders will have the ability to vote for up to three nominees on Land & Buildings’ enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

The Company nominee that Land & Buildings does not oppose and believes is sufficiently qualified to serve as a director with the Land & Buildings Nominees is the Unopposed Company Nominee. Certain information about the Unopposed Company Nominee is set forth in the Company’s proxy statement. Land & Buildings is not responsible for the accuracy of any information provided by or relating to Aimco or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Aimco or any other statements that Aimco or its representatives have made or may otherwise make.

Stockholders are permitted to vote for less than three nominees or for any combination (up to three total) of the Land & Buildings Nominees and the Company’s nominees on the BLUE universal proxy card. IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE LAND & BUILDINGS NOMINEES ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

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PROPOSAL TWO

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has retained Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board is requesting that stockholders ratify such selection. Additional information regarding this proposal is contained in the Company’s proxy statement.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is providing stockholders with the opportunity to cast an advisory, non-binding vote on the compensation of the Company’s named executive officers as required by Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act. This proposal, which is commonly referred to as “say-on-pay,” is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to Item 402 of SEC Regulation S-K, including the Compensation Discussion & Analysis, the 2021 Summary Compensation Table and the other related tables and disclosure, is hereby APPROVED.”

According to the Company’s proxy statement, the vote on this proposal is advisory, which means that the vote is not binding on the Company, the Board or the Audit Committee. However, the Company further disclosed that to the extent there is any significant vote against the executive compensation proposal, the Audit Committee will evaluate whether any actions are necessary to address the concerns of stockholders. Additional information regarding this proposal is contained in the Company’s proxy statement.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed BLUE universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Land & Buildings Nominees and the Unopposed Company Nominee to the Board, FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and AGAINST the non-binding advisory vote on executive compensation.

Land & Buildings and Aimco will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to three nominees on Land & Buildings’ enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

The Company has a classified Board, which is currently divided into three classes. The terms of three Class II directors expire at the Annual Meeting. Through the attached Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only the two Land & Buildings Nominees, but also one of the Company’s nominees whose election we do not oppose, the Unopposed Company Nominee.

Stockholders are permitted to vote for less than three nominees or for any combination (up to three total) of the Land & Buildings Nominees and the Company’s nominees on the BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominee, who we believe is sufficiently qualified to serve as a director to help achieve a Board composition that we believe is in the best interest of all stockholders. We believe the best opportunity for both of the Land & Buildings Nominees to be elected is by voting on the BLUE universal proxy card. Land & Buildings therefore urges stockholders using our BLUE universal proxy card to vote “FOR” both of the Land & Buildings Nominees and “FOR” the Unopposed Company Nominee.

IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

Quorum; Broker Non-Votes; Discretionary Voting

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum.

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Abstentions and shares represented by “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor of or against a particular proposal. In addition, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a stockholder of record, you may deliver your vote by mail or attend the Annual Meeting in person, to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Votes Required for Approval

Proposal 1: Election of Directors ─ According to the Company’s proxy statement, directors are elected by a plurality vote. As a result, the three director nominees receiving the highest number of “FOR” votes will be elected as directors. If you vote “FOR” less than three (3) nominees in Proposal 1, your shares will only be voted “FOR” those nominees you have so marked. If you vote “FOR” more than three (3) nominees, all of your votes on Proposal 1 will be invalid and will not be counted. Abstentions, withhold votes, and any broker non-votes will have no direct effect on the outcome of the election of directors.

Proposal 2: Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the proposal is required to ratify the selection of Ernst & Young LLP. The Company has indicated that abstentions will be counted as votes “AGAINST” this proposal. Broker-non-votes will not be counted as votes cast and will have no effect on the result of the vote on this proposal.

Proposal 3: Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, with respect to the advisory vote on executive compensation, in order to be approved, this proposal must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote. The Company has indicated that abstentions will be counted as votes “AGAINST” this proposal. Broker-non-votes will not be counted as votes cast and will have no effect on the result of the vote on this proposal.

If you sign and submit your BLUE universal proxy card without specifying how you would like your shares voted, your shares will be voted as specified above and in accordance with the discretion of the persons named on the BLUE universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

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Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The latest dated proxy is the only one that will be counted. The revocation may be delivered either to Land & Buildings in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 4582 S. Ulster Street, Suite 1450, Denver, Colorado 80237, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Land & Buildings requests that either the original or photostatic copies of all revocations be mailed to Land & Buildings in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Land & Buildings Nominees.

IF YOU WISH TO VOTE FOR THE LAND & BUILDINGS NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Land & Buildings. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. Solicitations may be made by certain of the respective directors, officers, members and employees of Land & Buildings, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Land & Buildings Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees.

Land & Buildings has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $200,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Land & Buildings has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Land & Buildings will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately 20 persons to solicit the Company’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Land & Buildings. Costs of this solicitation of proxies are currently estimated to be approximately $1,000,000. Land & Buildings estimates that through the date hereof, its expenses in connection with this solicitation are approximately $200,000. Land & Buildings intends to seek reimbursement from the Company of all expenses it incurs in connection with the solicitation of proxies for the election of the Land & Buildings Nominees to the Board at the Annual Meeting. If such reimbursement is approved by the Board, Land & Buildings does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are anticipated to be L&B Capital, a Delaware limited partnership, L&B GP, a Delaware limited partnership, L&B Opportunity, a Delaware limited liability company, L&B Total Return, a Delaware limited liability company, L&B Megatrend, a Cayman Islands company, L&B Secular, a Cayman Islands company, L&B Management, a Delaware limited liability company, Jonathan Litt and Corey Lorinsky, each a citizen of the United States of America, and the Land & Buildings Nominees (each, a “Participant” and collectively, the “Participants”).

The principal business address of each member of Land & Buildings is 1 Landmark Square, 17th Floor, Stamford, Connecticut 06901.

The principal business of each of L&B Capital, L&B Opportunity, L&B Total Return, L&B Megatrend and L&B Secular is serving as a private investment fund. The principal business of L&B GP is serving as the general partner of L&B Capital. The principal business of L&B Management is serving as the investment manager of each of L&B Capital, L&B Opportunity, L&B Total Return, L&B Megatrend and L&B Secular and as the investment advisor of a certain managed account (the “Managed Account”). The principal occupation of Mr. Litt is serving as the managing principal of L&B Management. The principal occupation of Mr. Lorinsky is serving as a Principal and Portfolio Manager of L&B Management.

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As of the date hereof, L&B Capital directly owns 1,221,250 shares of Common Stock. As of the date hereof, L&B Opportunity directly owns 566,040 shares of Common Stock. As of the date hereof, 4,163,590 shares of Common Stock were held in the Managed Account. L&B GP, as the general partner of L&B Capital, may be deemed the beneficial owner of the 1,221,250 shares of Common Stock owned by L&B Capital. As of the date hereof, L&B Total Return directly owns 1,333,401 shares of Common Stock. As of the date hereof, L&B Megatrend directly owns 38,423 shares of Common Stock. As of the date hereof, L&B Secular directly owns 18,510 shares of Common Stock. L&B Management, as the investment manager of each of L&B Capital, L&B Opportunity, L&B Total Return, L&B Megatrend and L&B Secular and as the investment advisor of the Managed Account, may be deemed the beneficial owner of an aggregate of 7,341,214 shares of Common Stock owned by L&B Capital, L&B Opportunity, L&B Total Return, L&B Megatrend and L&B Secular and held in the Managed Account. Mr. Litt, as the managing principal of L&B Management, which is the investment manager of each of L&B Capital, L&B Opportunity, L&B Total Return, L&B Megatrend and L&B Secular and the investment advisor of the Managed Account, may be deemed the beneficial owner of an aggregate of 7,341,214 shares of Common Stock owned by L&B Capital, L&B Opportunity, L&B Total Return, L&B Megatrend and L&B Secular and held in the Managed Account. As of the date hereof, Mr. Lorinsky directly owns 9 shares of Common Stock. Each Participant disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by certain of the Participants, see Schedule I.

As of the date hereof, L&B Capital and L&B Management, through the Managed Account, have entered into notional principal amount derivative agreements (the “Derivative Agreements”) in the form of cash settled swaps with respect to 236,892 and 4,044,169 shares of Common Stock, respectively (representing economic exposure comparable to approximately 0.16% and 2.66% of the outstanding shares of Common Stock, respectively). Collectively, the Derivative Agreements held by such parties represent economic exposure comparable to an interest in approximately 2.82% of the outstanding shares of Common Stock. The Derivative Agreements provide L&B Capital and L&B Management, through the Managed Account, with economic results that are comparable to the economic results of ownership but do not provide them with the power to vote or direct the voting or dispose of or direct the disposition of, call for the delivery of or otherwise exercise any rights in respect of, the shares of Common Stock that are referenced in the Derivative Agreements (such shares, the “Subject Shares”). Each of L&B Capital, L&B Management, on behalf of itself and the Managed Account, and the other Participants disclaim any beneficial and other ownership in the Subject Shares. The counterparties to the Derivative Agreements are unaffiliated third party financial institutions.

As of the date of this Notice, L&B Capital, L&B Opportunity, L&B Total Return, L&B Megatrend, L&B Secular and L&B Management, through the Managed Account, have a short interest in 586,920 shares of Common Stock, 224,074 shares of Common Stock, 223,879 shares of Common Stock, 15,208 shares of Common Stock, 7,324 shares of Common Stock and 2,124,258 shares of Common Stock, respectively.

Except as otherwise indicated in this Proxy Statement, the securities of the Company directly owned by each of the Participants were purchased with working capital or personal funds in open market purchases.

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Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to the Land & Buildings Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Land & Buildings is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Land & Buildings is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Saratoga, at the following address or phone number: 520 8th Avenue, 14th Floor, New York, New York 10018 or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Land & Buildings.

This Proxy Statement is dated October 20, 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

22

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at Aimco’s Annual Meeting of Stockholders to be held in 2023 (the “2023 Annual Meeting”) must be received by Aimco, marked to the attention of the Corporate Secretary, no later than June 29, 2023, to be included in Aimco’s proxy statement and form of proxy for that meeting. Proposals must comply with the requirements as to form and substance established by the SEC for proposals in order to be included in the proxy statement. Nominations for directors pursuant to “proxy access” provided for in the Bylaws must adhere to the terms of the Bylaws and will be considered untimely if received by the Company before August 18, 2023, or after September 17, 2023. Proposals of stockholders or director nominations submitted to Aimco for consideration at the 2023 Annual Meeting outside the processes of Rule 14a-8 or “proxy access” (i.e., the procedures for placing a stockholder’s proposal or director nominee in Aimco’s proxy materials) will be considered untimely if received by the Company before August 18, 2023, or after September 17, 2023. In addition, to comply with the Universal Proxy Rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the requisite written notice to the Company in accordance with Rule 14a-19 of the Exchange Act.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2023 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Land & Buildings that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

Land & Buildings Capital Growth Fund, L.P.

October 20, 2022

23

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY

DURING THE PAST TWO YEARS

Nature of Transaction	Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

LAND & BUILDINGS CAPITAL GROWTH FUND, LP

Purchase of Common Stock	24,700	10/01/2020
Sale of Common Stock[1]	(49,300)	10/23/2020
Sale of Common Stock[1]	(51,700)	10/26/2020
Sale of Common Stock[1]	(25,053)	10/27/2020
Sale of Common Stock[1]	(26,647)	10/28/2020
Sale of Common Stock	(23,880)	11/02/2020
Purchase of Common Stock	188,720	11/03/2020
Purchase of Common Stock	31,250	11/03/2020
Sale of Common Stock[1]	(98,185)	11/05/2020
Sale of Common Stock[1]	(33,515)	11/06/2020
Purchase of Common Stock	13,300	11/09/2020
Purchase of Common Stock	42,400	11/11/2020
Purchase of Common Stock	4,324	11/16/2020
Purchase of Common Stock	1,619	11/17/2020
Sale of Common Stock[1]	(57,915)	11/20/2020
Purchase of Common Stock	54,600	11/23/2020
Purchase of Common Stock	54,100	11/24/2020
Sale of Common Stock	(141,680)	12/02/2020
Sale of Common Stock	(59,862)	12/02/2020
Sale of Common Stock	(91,902)	12/02/2020
Sale of Common Stock	(2,808)	12/04/2020
Purchase of Common Stock	86,573	12/14/2020
Sale of Common Stock	(86,573)	12/15/2020
Sale of Common Stock[1]	(279,812)	12/15/2020
Sale of Common Stock[1]	(102,188)	12/15/2020
Purchase of Common Stock[2]	19,880	12/31/2020
Purchase of Common Stock[2]	72,200	03/16/2021
Purchase of Common Stock[2]	36,970	05/04/2021
Purchase of Common Stock[2]	31,830	05/05/2021
Purchase of Common Stock[2]	166,031	05/25/2021
Purchase of Common Stock[2]	54,096	05/26/2021
Purchase of Common Stock	32,372	04/20/2022
Purchase of Common Stock	26,791	04/21/2022
Purchase of Common Stock	202,688	04/21/2022
Purchase of Common Stock	118,793	04/26/2022
Purchase of Common Stock	4,400	04/29/2022
Purchase of Common Stock	55,159	05/02/2022
Purchase of Common Stock	66,500	05/04/2022
Purchase of Common Stock	123,300	05/09/2022
Purchase of Common Stock	137,100	05/10/2022
Purchase of Common Stock	203,750	05/11/2022
Purchase of Common Stock	67,950	05/12/2022
Purchase of Common Stock	42,240	05/13/2022
Purchase of Common Stock	10,560	05/16/2022
Purchase of Common Stock	23,522	05/17/2022
Purchase of Common Stock	37,480	05/18/2022
Purchase of Common Stock	10,648	05/19/2022
Purchase of Common Stock	15,697	05/20/2022
Purchase of Common Stock	42,300	06/30/2022
Purchase of Cash-Settled Total Return Swap	40,257	07/12/2022
Purchase of Cash-Settled Total Return Swap	33,732	07/13/2022
Purchase of Cash-Settled Total Return Swap	44,211	07/19/2022
Sale of Common Stock[1]	(41,982)	08/01/2022
Sale of Common Stock[1]	(67,101)	08/02/2022
Sale of Common Stock[1]	(61,608)	08/03/2022
Sale of Common Stock[1]	(31,220)	08/03/2022
Purchase of Cash-Settled Total Return Swap	118,692	08/08/2022
Sale of Common Stock[1]	(71,145)	08/15/2022
Sale of Common Stock[1]	(41,562)	08/16/2022
Sale of Common Stock[1]	(60,811)	08/17/2022
Sale of Common Stock[1]	(23,704)	08/18/2022
Sale of Common Stock[1]	(13,871)	09/20/2022
Sale of Common Stock[1]	(2,066)	09/21/2022
Sale of Common Stock[1]	(102,089)	09/22/2022
Sale of Common Stock[1]	(35,035)	09/23/2022
Sale of Common Stock[1]	(15,765)	10/13/2022
Sale of Common Stock[1]	(11,319)	10/13/2022
Sale of Common Stock[1]	(7,642)	10/14/2022

I-1

LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC

(Through the Managed Account)

Purchase of Common Stock	25,500	10/01/2020
Purchase of Common Stock	38,300	10/01/2020
Sale of Common Stock[1]	(76,500)	10/23/2020
Sale of Common Stock[1]	(51,000)	10/23/2020
Sale of Common Stock[1]	(80,400)	10/26/2020
Sale of Common Stock[1]	(53,600)	10/26/2020
Sale of Common Stock[1]	(25,974)	10/27/2020
Sale of Common Stock[1]	(38,961)	10/27/2020
Sale of Common Stock[1]	(41,439)	10/28/2020
Sale of Common Stock[1]	(27,626)	10/28/2020
Purchase of Common Stock	55,900	10/29/2020
Purchase of Common Stock	83,900	10/29/2020
Purchase of Common Stock	55,580	10/30/2020
Purchase of Common Stock	83,322	10/30/2020
Purchase of Common Stock	69,500	11/03/2020
Purchase of Common Stock	46,330	11/03/2020
Sale of Common Stock[1]	(148,807)	11/05/2020
Sale of Common Stock[1]	(99,155)	11/05/2020
Sale of Common Stock[1]	(33,845)	11/06/2020
Sale of Common Stock[1]	(50,793)	11/06/2020
Purchase of Common Stock	13,700	11/09/2020
Purchase of Common Stock	20,600	11/09/2020
Purchase of Common Stock	65,600	11/11/2020
Purchase of Common Stock	43,700	11/11/2020
Purchase of Common Stock	6,687	11/16/2020
Purchase of Common Stock	4,444	11/16/2020
Purchase of Common Stock	1,664	11/17/2020
Purchase of Common Stock	2,503	11/17/2020
Sale of Common Stock[1]	(89,910)	11/20/2020
Sale of Common Stock[1]	(59,940)	11/20/2020
Purchase of Common Stock	84,600	11/23/2020
Purchase of Common Stock	56,400	11/23/2020
Purchase of Common Stock	55,900	11/24/2020
Purchase of Common Stock	83,900	11/24/2020
Purchase of Common Stock	167,104	11/24/2020
Purchase of Common Stock	347,339	11/25/2020
Sale Of Common Stock	(142,981)	12/02/2020
Sale Of Common Stock	(91,429)	12/02/2020
Sale Of Common Stock	(140,949)	12/02/2020
Sale Of Common Stock	(92,663)	12/02/2020
Sale Of Common Stock	(211,366)	12/02/2020
Sale Of Common Stock	(60,108)	12/02/2020
Sale Of Common Stock	(252,006)	12/02/2020
Sale Of Common Stock	(163,467)	12/02/2020
Sale Of Common Stock	(9,789)	12/04/2020
Sale Of Common Stock	(21,010)	12/04/2020
Purchase of Common Stock	89,121	12/14/2020
Purchase of Common Stock	133,649	12/14/2020
Purchase of Common Stock	215,954	12/14/2020
Sale of Common Stock[1]	(432,112)	12/15/2020
Sale Of Common Stock	(89,121)	12/15/2020
Sale Of Common Stock	(133,649)	12/15/2020
Sale of Common Stock[1]	(157,808)	12/15/2020
Sale of Common Stock[1]	(288,075)	12/15/2020
Sale of Common Stock[1]	(105,205)	12/15/2020
Sale Of Common Stock	(215,954)	12/15/2020
Purchase of Common Stock[2]	78,700	03/16/2021
Purchase of Common Stock[2]	118,000	03/16/2021
Purchase of Common Stock[2]	60,398	05/04/2021
Purchase of Common Stock[2]	40,247	05/04/2021
Purchase of Common Stock[2]	52,002	05/05/2021
Purchase of Common Stock[2]	34,653	05/05/2021
Purchase of Common Stock[2]	180,778	05/25/2021
Purchase of Common Stock[2]	271,167	05/25/2021
Purchase of Common Stock[2]	58,902	05/26/2021
Purchase of Common Stock[2]	88,353	05/26/2021
Purchase of Common Stock	69,439	04/20/2022
Purchase of Common Stock	46,290	04/20/2022
Purchase of Common Stock	289,831	04/21/2022
Purchase of Common Stock	434,773	04/21/2022
Purchase of Common Stock	38,310	04/21/2022
Purchase of Common Stock	57,469	04/21/2022
Purchase of Common Stock	169,867	04/26/2022
Purchase of Common Stock	254,815	04/26/2022
Purchase of Common Stock	116,843	05/02/2022
Purchase of Common Stock	77,895	05/02/2022
Purchase of Common Stock	140,900	05/04/2022
Purchase of Common Stock	94,000	05/04/2022
Purchase of Common Stock	174,100	05/09/2022
Purchase of Common Stock	261,200	05/09/2022
Purchase of Common Stock	193,600	05/10/2022
Purchase of Common Stock	290,400	05/10/2022
Purchase of Common Stock	287,889	05/11/2022
Purchase of Common Stock	431,796	05/11/2022
Purchase of Common Stock	96,011	05/12/2022
Purchase of Common Stock	144,004	05/12/2022
Purchase of Common Stock	89,440	05/13/2022
Purchase of Common Stock	59,600	05/13/2022
Purchase of Common Stock	14,900	05/16/2022
Purchase of Common Stock	22,360	05/16/2022
Purchase of Common Stock	33,138	05/17/2022
Purchase of Common Stock	49,689	05/17/2022
Purchase of Common Stock	52,857	05/18/2022
Purchase of Common Stock	79,286	05/18/2022
Purchase of Common Stock	15,017	05/19/2022
Purchase of Common Stock	22,526	05/19/2022
Purchase of Common Stock	33,207	05/20/2022
Purchase of Common Stock	22,138	05/20/2022
Purchase of Cash-Settled Total Return Swap	262,097	06/08/2022
Purchase of Cash-Settled Total Return Swap	736,903	06/09/2022
Purchase of Cash-Settled Total Return Swap	350,000	06/10/2022
Purchase of Cash-Settled Total Return Swap	649,000	06/13/2022
Purchase of Cash-Settled Total Return Swap	484,721	06/14/2022
Purchase of Cash-Settled Total Return Swap	600,000	06/15/2022
Purchase of Cash-Settled Total Return Swap	203,500	06/16/2022
Purchase of Cash-Settled Total Return Swap	136,439	07/12/2022
Purchase of Cash-Settled Total Return Swap	114,321	07/13/2022
Purchase of Cash-Settled Total Return Swap	149,840	07/19/2022
Sale of Common Stock[1]	(90,894)	08/01/2022
Sale of Common Stock[1]	(52,203)	08/01/2022
Sale of Common Stock[1]	(145,276)	08/02/2022
Sale of Common Stock[1]	(83,438)	08/02/2022
Sale of Common Stock[1]	(133,304)	08/03/2022
Sale of Common Stock[1]	(67,553)	08/03/2022
Sale of Common Stock[1]	(76,603)	08/03/2022
Sale of Common Stock[1]	(38,819)	08/03/2022
Purchase of Cash-Settled Total Return Swap	404,500	08/08/2022
Sale of Common Stock[1]	(162,327)	08/15/2022
Sale of Common Stock[1]	(80,104)	08/15/2022
Sale of Common Stock[1]	(46,796)	08/16/2022
Sale of Common Stock[1]	(94,830)	08/16/2022
Sale of Common Stock[1]	(138,749)	08/17/2022
Sale of Common Stock[1]	(68,469)	08/17/2022
Sale of Common Stock[1]	(26,689)	08/18/2022
Sale of Common Stock[1]	(54,085)	08/18/2022
Sale of Cash-Settled Total Return Swap	(249,873)	08/19/2022
Sale of Cash-Settled Total Return Swap	(172,539)	08/22/2022
Sale of Cash-Settled Total Return Swap	(102,500)	08/23/2022
Purchase of Cash-Settled Total Return Swap	95,750	09/01/2022
Purchase of Cash-Settled Total Return Swap	94,820	09/02/2022
Purchase of Cash-Settled Total Return Swap	61,883	09/06/2022
Purchase of Cash-Settled Total Return Swap	225,307	09/07/2022
Sale of Common Stock[1]	(15,620)	09/20/2022
Sale of Common Stock[1]	(31,645)	09/20/2022
Sale of Common Stock[1]	(2,327)	09/21/2022
Sale of Common Stock[1]	(4,714)	09/21/2022
Sale of Common Stock[1]	(114,958)	09/22/2022
Sale of Common Stock[1]	(232,905)	09/22/2022
Sale of Common Stock[1]	(79,930)	09/23/2022
Sale of Common Stock[1]	(39,452)	09/23/2022
Sale of Common Stock[1]	(12,749)	10/13/2022
Sale of Common Stock[1]	(17,756)	10/13/2022
Sale of Common Stock[1]	(35,980)	10/13/2022
Sale of Common Stock[1]	(25,834)	10/13/2022
Sale of Common Stock[1]	(40,485)	10/13/2022
Sale of Common Stock[1]	(56,385)	10/13/2022
Sale of Common Stock[1]	(8,607)	10/14/2022
Sale of Common Stock[1]	(17,441)	10/14/2022
Sale of Common Stock[1]	(27,331)	10/14/2022

I-2

L&B OPPORTUNITY FUND, LLC

Sale of Common Stock[1]	(5,500)	10/23/2020
Sale of Common Stock[1]	(5,770)	10/26/2020
Sale of Common Stock[1]	(2,796)	10/27/2020
Sale of Common Stock[1]	(2,974)	10/28/2020
Sale of Common Stock	(9,359)	11/02/2020
Purchase of Common Stock	30,920	11/03/2020
Purchase of Common Stock	12,250	11/03/2020
Sale of Common Stock[1]	(13,993)	11/05/2020
Sale of Common Stock[1]	(4,777)	11/06/2020
Purchase of Common Stock	4,740	11/09/2020
Purchase of Common Stock	6,400	11/11/2020
Purchase of Common Stock	1,630	11/16/2020
Purchase of Common Stock	610	11/17/2020
Sale of Common Stock[1]	(8,672)	11/20/2020
Purchase of Common Stock	8,300	11/23/2020
Purchase of Common Stock	8,280	11/24/2020
Sale of Common Stock	(17,713)	12/02/2020
Sale of Common Stock	(27,308)	12/02/2020
Purchase of Common Stock	13,390	12/14/2020
Sale of Common Stock	(13,390)	12/15/2020
Purchase of Common Stock	10,655	04/20/2022
Purchase of Common Stock	8,818	04/21/2022
Purchase of Common Stock	66,712	04/21/2022
Purchase of Common Stock	39,099	04/26/2022
Purchase of Common Stock	1,320	04/29/2022
Purchase of Common Stock	18,038	05/02/2022
Purchase of Common Stock	22,950	05/04/2022
Purchase of Common Stock	42,310	05/09/2022
Purchase of Common Stock	46,970	05/10/2022
Purchase of Common Stock	36,610	05/11/2022
Purchase of Common Stock	61,780	05/12/2022
Purchase of Common Stock	12,210	05/12/2022
Purchase of Common Stock	72,288	05/13/2022
Purchase of Common Stock	18,072	05/16/2022
Purchase of Common Stock	9,316	05/17/2022
Purchase of Common Stock	9,790	05/18/2022
Purchase of Common Stock	2,782	05/19/2022
Purchase of Common Stock	4,100	05/20/2022
Sale of Common Stock[1]	(15,169)	08/01/2022
Sale of Common Stock[1]	(24,244)	08/02/2022
Sale of Common Stock[1]	(11,275)	08/03/2022
Sale of Common Stock[1]	(22,250)	08/03/2022
Purchase of Common Stock	82,220	08/08/2022
Sale of Common Stock[1]	(27,927)	08/15/2022
Sale of Common Stock[1]	(16,315)	08/16/2022
Sale of Common Stock[1]	(23,870)	08/17/2022
Sale of Common Stock[1]	(9,305)	08/18/2022
Sale of Common Stock[1]	(5,445)	09/20/2022
Sale of Common Stock[1]	(811)	09/21/2022
Sale of Common Stock[1]	(40,074)	09/22/2022
Sale of Common Stock[1]	(13,753)	09/23/2022
Sale of Common Stock[1]	(4,445)	10/13/2022
Sale of Common Stock[1]	(6,190)	10/13/2022
Sale of Common Stock[1]	(3,001)	10/14/2022

I-3

L&B MEGATREND FUND

Purchase of Common Stock	958	04/20/2022
Purchase of Common Stock	5,995	04/21/2022
Purchase of Common Stock	792	04/21/2022
Purchase of Common Stock	3,513	04/26/2022
Purchase of Common Stock	2,955	05/11/2022
Purchase of Common Stock	985	05/12/2022
Purchase of Common Stock	12,616	05/13/2022
Purchase of Common Stock	3,154	05/16/2022
Purchase of Common Stock	675	05/17/2022
Purchase of Common Stock	710	05/18/2022
Purchase of Common Stock	202	05/19/2022
Purchase of Common Stock	298	05/20/2022
Sale of Common Stock[1]	(1,032)	08/01/2022
Sale of Common Stock[1]	(1,649)	08/02/2022
Sale of Common Stock[1]	(765)	08/03/2022
Sale of Common Stock[1]	(1,509)	08/03/2022
Purchase of Common Stock	5,570	08/08/2022
Sale of Common Stock[1]	(1,895)	08/15/2022
Sale of Common Stock[1]	(1,107)	08/16/2022
Sale of Common Stock[1]	(1,620)	08/17/2022
Sale of Common Stock[1]	(631)	08/18/2022
Sale of Common Stock[1]	(369)	09/20/2022
Sale of Common Stock[1]	(55)	09/21/2022
Sale of Common Stock[1]	(2,718)	09/22/2022
Sale of Common Stock[1]	(933)	09/23/2022

Sale of Common Stock[1]	(420)	10/13/2022
Sale of Common Stock[1]	(301)	10/13/2022
Sale of Common Stock[1]	(204)	10/14/2022

L&B TOTAL RETURN FUND LLC

Purchase of Common Stock	399,520	05/17/2022
Purchase of Common Stock	419,876	05/18/2022
Purchase of Common Stock	119,289	05/19/2022
Purchase of Common Stock	175,856	05/20/2022
Purchase of Common Stock	29,660	06/30/2022
Sale of Common Stock[1]	(64,802)	08/15/2022
Sale of Common Stock[1]	(37,857)	08/16/2022
Sale of Common Stock[1]	(55,389)	08/17/2022
Sale of Common Stock[1]	(21,591)	08/18/2022
Purchase of Common Stock	36,700	09/01/2022
Purchase of Common Stock	36,340	09/02/2022
Purchase of Common Stock	116,160	09/06/2022

Sale of Common Stock[1]	(20,084)	10/13/2022
Sale of Common Stock[1]	(14,421)	10/13/2022
Sale of Common Stock[1]	(9,735)	10/14/2022

I-4

L&B SECULAR GROWTH

Purchase of Common Stock	15,780	06/17/2022
Sale of Common Stock[1]	(495)	08/01/2022
Sale of Common Stock[1]	(792)	08/02/2022
Sale of Common Stock[1]	(368)	08/03/2022
Sale of Common Stock[1]	(726)	08/03/2022
Purchase of Common Stock	2,730	08/08/2022
Sale of Common Stock[1]	(913)	08/15/2022
Sale of Common Stock[1]	(533)	08/16/2022
Sale of Common Stock[1]	(780)	08/17/2022
Sale of Common Stock[1]	(304)	08/18/2022
Sale of Common Stock[1]	(178)	09/20/2022
Sale of Common Stock[1]	(27)	09/21/2022
Sale of Common Stock[1]	(1,311)	09/22/2022
Sale of Common Stock[1]	(450)	09/23/2022

Sale of Common Stock[1]	(146)	10/13/2022
Sale of Common Stock[1]	(203)	10/13/2022
Sale of Common Stock[1]	(98)	10/14/2022

MICHELLE APPLEBAUM

Purchase of Common Stock	1,500	08/17/2022
Purchase of Common Stock	4,000	08/19/2022

________________________

** Transactions prior to November 30, 2020 do not reflect the Company’s 1 to 1.23821 reverse stock split.

1 Represents a short sale.

2 Represents a purchase to cover a short position.

I-5

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 12, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information available to the Company, as of October 6, 2022, with respect to Aimco’s equity securities beneficially owned by (i) each director and the NEOs, and (ii) all directors and executive officers as a group. The table also sets forth certain information available to the Company, as of October 6, 2022, with respect to shares of Common Stock held by each person known to the Company to be the beneficial owner of more than 5% of such shares. This table reflects options that are exercisable within 60 days. Unless otherwise indicated, each person has sole voting and investment power with respect to the securities beneficially owned by that person. The business address of each of the following directors and NEOs is 4582 South Ulster Street, Suite 1450, Denver, Colorado 80237. None of the securities reflected in this table held by the directors or NEOs are the subject of any hedging or pledging transaction.

Name and Address of Beneficial Owner	Number of shares of Common Stock(1)	Percentage of Common Stock Outstanding(2)	Number of Partnership Units(3)	Percentage Ownership of the Company(4)
Directors and Named Executive Officers:
Wes Powell	751,663	*	—	*
H. Lynn C. Stanfield	526,300	*	7,733	*
Jennifer Johnson	343,993	*	—	*
Quincy L. Allen	50,389	*	—	*
Terry Considine	2,625,401(5)	1.72%	3,876,903(8)	4.04%
Patricia L. Gibson	71,855	*	—	*
Jay Paul Leupp	76,013(7)	*	—	*
Robert A. Miller	182,077(8)	*	—	*
Deborah Smith	162,077(8)	*	—	*
Michael A. Stein	50,234	*	49,349	*
R. Dary Stone	62,589	*	—	*
Kirk A. Sykes	62,589	*	—	*
All directors and executive officers as a group (12 persons)	4,965,180(9)	3.24%	3,933,985	4.60%
5% or Greater Holders:
T. Rowe Price Associates, Inc. 100 East Pratt St. Baltimore, Maryland 21202	21,863,039(10)	14.38%	—	13.67%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	21,425,324(11)	14.09%	—	13.40%
BlackRock Inc. 55 East 52nd Street New York, New York 10055	15,726,361(12)	10.34%	—	9.83%
JPMorgan Chase & Co. 383 Madison Avenue New York, New York 10179	12,978,781(13)	8.54%	—	8.12%
Long Pond Capital, LP, Long Pond Capital GP, LLC, and John Khoury 527 Madison Avenue, 15th Floor New York, New York 10022	9,453,811(14)	6.22%	—	5.91%
Westdale Investments L.P. 2550 Pacific Ave., Suite 1600 Dallas, Texas 75226	7,732,295(15)	5.08%	—	4.84%

II-1

*	Less than 0.5%

(1)	Excludes shares of Common Stock issuable upon redemption of common OP Units or equivalents.
(2)	Represents the number of shares of Common Stock beneficially owned by each person divided by the total number of shares of Common Stock outstanding as of October 6, 2022. Any shares of Common Stock that may be acquired by a person within 60 days upon the exercise of options, warrants, rights or conversion privileges or pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement are deemed to be beneficially owned by that person and are deemed outstanding for the purpose of computing the percentage of outstanding shares of Common Stock owned by that person, but not any other person.
(3)	Through wholly owned subsidiaries, Aimco acts as general partner of the Aimco Operating Partnership. As of October 6, 2022 Aimco held approximately 95.0% of the common partnership interests in the Aimco Operating Partnership. Interests in the Aimco Operating Partnership that are held by limited partners other than Aimco are referred to as “OP Units.” Generally, after a holding period of 12 months, common OP Units may be tendered for redemption and, upon tender, may be acquired by Aimco for shares of Common Stock at an exchange ratio of one share of Common Stock for each common OP Unit (subject to adjustment). If Aimco acquired all common OP Units for Common Stock (without regard to the ownership limit set forth in Aimco’s Charter), these shares of Common Stock would constitute approximately 5.0% of the then outstanding shares of Common Stock. OP Units are subject to certain restrictions on transfer.
(4)	Represents the number of shares of Common Stock beneficially owned, divided by the total number of shares of Common Stock outstanding, assuming, in both cases, that all 7,854,387 OP Units outstanding as of October 6, 2022 are redeemed in exchange for shares of Common Stock (notwithstanding any holding period requirements, and Aimco’s ownership limit). See note (3) above. Excludes partnership preferred units issued by the Aimco Operating Partnership and Aimco preferred securities.
(5)	Includes the following shares of which Mr. Considine disclaims beneficial ownership: 34,724 shares held by Mr. Considine’s spouse; and 1,655,375 shares held by a retirement plan for which Mr. Considine is the trustee and his spouse is the sole participant. Also includes 750,557 shares subject to options that are exercisable within 60 days.
(6)	Includes 1,947,798 OP Units and equivalents held by Mr. Considine. Includes 179,735 OP Units held by an entity in which Mr. Considine has sole voting and investment power, 1,591,672 OP Units and equivalents held by Titahotwo Limited Partnership RLLLP, a registered limited liability limited partnership for which Mr. Considine serves as the general partner and holds a 0.5% ownership interest, and 157,698 OP Units held by Mr. Considine’s spouse, for which Mr. Considine disclaims beneficial ownership.
(7)	Includes 2,000 shares held directly by Mr. Leupp, 74,000 shares held by a trust for the benefit of Mr. Leupp’s children, of which Mr. Leupp and his spouse are trustees, and 13 shares held by Terra Firma Asset Management, LLC, of which Mr. Leupp is a 65% managing member.
(8)	Includes 111,843 shares subject to options that are exercisable within 60 days.
(9)	Includes 974,243 shares subject to options that are exercisable within 60 days.
II-2

(10)	Beneficial ownership information is based on information contained in an Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2022, by T. Rowe Price Associates, Inc. on behalf of itself and affiliated entities. According to the schedule, included in the securities listed above as beneficially owned by T. Rowe Price Associates, Inc. are 8,033,465 shares and 9,582,353 shares over which T. Rowe Price Associates, Inc. and T. Rowe Price Mid-Cap Value Fund, Inc., respectively, have sole voting power. According to the schedule, T. Rowe Price Associates, Inc. has sole dispositive power with respect to all 21,863,039 shares.
(11)	Beneficial ownership information is based on information contained in an Amendment No. 1 to Schedule 13G filed with the SEC on February 9, 2022, by The Vanguard Group. According to the schedule, The Vanguard Group has sole dispositive power with respect to 21,027,057 of the shares, shared voting power with respect to 270,968 of the shares, and shared dispositive power with respect to 398,267 of the shares.
(12)	Beneficial ownership information is based on information contained in an Amendment No. 2 to Schedule 13G filed with the SEC on January 27, 2022, by BlackRock, Inc. According to the schedule, BlackRock, Inc. has sole voting power with respect to 14,641,452 of the shares and sole dispositive power with respect to all 15,726,361 shares.
(13)	Beneficial ownership information is based on information contained in Schedule 13G filed with the SEC on January 19, 2022, by JPMorgan Chase & Co. According to the schedule, JPMorgan Chase & Co. has sole dispositive power with respect to 12,978,521 of the shares, sole voting power with respect to 11,277,689 of the shares, and shared dispositive power with respect to 260 of the shares.
(14)	Beneficial ownership information is based on information contained in Schedule 13G filed with the SEC on February 14, 2022, by Long Pond Capital, LP, Long Pond Capital GP, LLC, and John Khoury. According to the schedule, Long Pond Capital, LP, Long Pond Capital GP, LLC, and John Khoury have shared voting power and shared dispositive power with respect to all 9,453,811 shares.
(15)	Beneficial ownership information is based on information contained in Schedule 13D filed with the SEC on August 9, 2022 by Westdale Investments LP; JGB Ventures I, Ltd.; JGB Holdings, Inc.; and Joseph Beard. According to the schedule, voting and investment decisions with respect to securities held by the reporting persons are made by Joseph Beard.

II-3

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy FOR the election of the Land & Buildings Nominees and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by SIGNING, DATING AND MAILING the enclosed BLUE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a broker, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the phone number or address set forth below.

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Land and Buildings’ proxy materials,

please contact Saratoga at the phone numbers listed below.

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders call toll free at (888) 368-0379
Email: info@saratogaproxy.com

BLUE UNIVERSAL PROXY CARD

apartment investment and management company

2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF LAND & BUILDINGS CAPITAL growth fund, Lp, and the other participants in its PROXY solicitation

THE BOARD OF DIRECTORS OF apartment investment and management company IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Jonathan Litt, Craig Melcher and John Ferguson, and each of them, as attorneys and agents with full power of substitution to vote all shares of Class A Common Stock (the “Common Stock”), of Apartment Investment and Management Company (the “Company” or “Aimco”) which the undersigned would be entitled to vote if personally present at the 2022 annual meeting of stockholders of the Company scheduled to be held at 9:00 a.m., Mountain Time, on December 16, 2022, at 4582 South Ulster Street, Suite 1450, Denver, Colorado 80237 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Land & Buildings Capital Growth Fund, LP (“Land & Buildings”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “for” THE TWO (2) LAND & BUILDINGS NOMINEES AND “for” ONE (1) COMPANY NOMINEE UNOPPOSED BY LAND & BUILDINGS IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “AGAINST” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Land & Buildings solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Proxy Statement and our BLUE universal proxy card are available at http:/www.aimhighaiv.com.

IMPORTANT: PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

LAND & BUILDINGS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE TWO LAND & BUILDINGS NOMINEES AND “FOR” ONE COMPANY NOMINEE UNOPPOSED BY LAND & BUILDINGS, AND NOT TO VOTE “FOR” EITHER OF THE REMAINING TWO COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES “FOR” UP TO THREE NOMINEES IN TOTAL. YOU ARE PERMITTED TO VOTE FOR LESS THAN THREE NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THOSE NOMINEES YOU HAVE SO MARKED.

1.	Election of three nominees to serve as directors until the Company’s 2024 annual meeting of stockholders and until their successors have been duly elected and qualified.
LAND & BUILDINGS NOMINEES	FOR	WITHHOLD
a) Michelle Applebaum	☐	☐
b) James P. Sullivan	☐	☐

COMPANY NOMINEE UNOPPOSED BY LAND & BUILDINGS	FOR	WITHHOLD
a) Jay Paul Leupp	☐	☐

COMPANY NOMINEES OPPOSED BY LAND & BUILDINGS	FOR	WITHHOLD
a) Michael A. Stein	☐	☐
b) R. Dary Stone	☐	☐

LAND & BUILDINGS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	The Company’s proposal to ratify the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022.
☐ FOR	☐ AGAINST	☐ ABSTAIN

LAND & BUILDINGS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

3.	The Company’s proposal to conduct an advisory vote on executive compensation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BLUE UNIVERSAL PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.